UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 23, 2003

CHOLESTECH CORPORATION

(Exact name of registrant as specified in its charter)

California	000-20198	94-3065493

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3347 Investment Boulevard, Hayward, California	94545

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(510) 732-7200

Not applicable

(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

Exhibit No.	Description

99.1	Press Release of Cholestech Corporation dated July 23, 2003

ITEM 9. REGULATION FD DISCLOSURE (Information furnished pursuant to Item 12 — Results of Operations and Financial Condition)

     On July 23, 2003, Cholestech Corporation (“Cholestech”) is issuing a press release and holding a conference call regarding its financial results for the fiscal quarter ended June 27, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

     The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2003		CHOLESTECH CORPORATION

	By:	/s/ William W. Burke

William W. Burke
Vice President of Finance, Chief Financial Officer,
Treasurer and Secretary

Index to Exhibits

Exhibit No.	Description

99.1	Press Release of Cholestech Corporation dated July 23, 2003